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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) April 10, 2001

                            FORD MOTOR CREDIT COMPANY
             (Exact name of registrant as specified in its charter)


         Delaware                      1-6368                38-1612444
--------------------------    ------------------------   -------------------
(State or other juris-        (Commission File Number)     (IRS Employer
 diction of incorporation)                               Identification No.)

One American Road, Dearborn, Michigan                          48126
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code 313-322-3000





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ITEM 5. Other Events.

     Ford Motor Credit Company, a Delaware corporation (the "Company"), has registered $36,700,000,000 principal amount of its Debt Securities ("Debt Securities") pursuant to Registration Statement No. 333-50090. The Debt Securities were registered on Form S-3 to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933. The Debt Securities are to be issued under an Indenture dated as of February 1, 1985, as supplemented, between the Company and The Chase Manhattan Bank as Trustee.

     The Company has created three series of Debt Securities under such Indenture, as supplemented: $2,500,000,000 aggregate principal amount of 6 7/8% Global Landmark Securities due February 1, 2006; $1,000,000,000 aggregate principal amount of 7 3/8% Global Landmark Securities due February 1, 2011; and $1,500,000,000 aggregate principal amount of Floating Rate Global Landmark Securities due April 17, 2003 (together, the "Notes"). The opinion and consent of Shearman & Sterling consenting to the use of their name in the Prospectus relating to the Notes are being filed as exhibits to this Report.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


                                    EXHIBITS

DESIGNATION                   DESCRIPTION                METHOD OF FILING
-----------                   -----------                ----------------
Exhibit 8             Opinion of Shearman & Sterling.    Filed with this Report.

Exhibit 23            Consent of Shearman & Sterling     Filed with this Report.
                      is contained in their opinion set
                      forth in Exhibit 8.






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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                        FORD MOTOR CREDIT COMPANY
                                                (Registrant)

Date: April 16, 2001                          By: /s/ S. P. Thomas
                                                    ------------------------
                                                        S. P. Thomas
                                                        Assistant Secretary













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                                  EXHIBIT INDEX

DESIGNATION              DESCRIPTION                     METHOD OF FILING
-----------              -----------                     ----------------
Exhibit 8           Opinion of Shearman & Sterling.      Filed with this Report.

Exhibit 23          Consent of Shearman & Sterling       Filed with this Report.
                    is contained in their opinion set
                    forth in Exhibit 8.